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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, with the Company's previously filed Registration Statement File No. 333-08717.

ARTHUR ANDERSEN LLP



Seattle, Washington
April 17, 1997